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                                                               EXHIBIT NO. 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 8, 1999 included in American States Water Company's Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this
Registration Statement No. 33-          .

                                          /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP

Los Angeles, California
October 12, 1999